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                                                                    Exhibit 99.1

For Immediate Release

                         YOUBET ELEVATES SPROULE TO COO
           Company Moves to Ensure Operating Momentum, Business Growth

         Woodland Hills, CA, May 11, 2004 - Youbet.com, Inc. (Nasdaq: UBET) today announced two executive appointments involving key operating and financial functions of the company.

         According to CEO Charles F. Champion, the moves are part of a management development plan designed to ensure Youbet's operating momentum and improve its focus on future growth opportunities as it emerges from a successful two-year restructuring program.

         Gary W. Sproule has been named chief operating officer of the company and will assume responsibility for managing the company's worldwide operations. Sproule joined Youbet as chief financial officer in 2002 when Champion became president and chief operating officer. Sproule was instrumental in devising and implementing the financial strategies and controls that have underpinned Youbet's dramatic turnaround.

         As those financial strategies were implemented, Sproule successfully took charge of a variety of operating functions, evolving to the COO position he assumes effective immediately. Sproule's career includes service as CFO at Disney Interactive and COO of UNOCAL product marketing.

         Charles R. Bearchell succeeds Sproule as the company's chief financial officer. Bearchell joined Youbet in mid-2003 as controller and vice president of finance under Sproule to focus on internal financial reporting as well as compliance and public disclosure.

         Bearchell has been instrumental in improving the company's balance sheet as well as the timing and quality of the company's internal and external financial reporting. Bearchell has served in financial executive and management capacities at various public and private companies, including 10 years in the finance organization at Lockheed Martin.

          "These executives have contributed immeasurably to the success of our organization," said Champion. "As we enter a new, growth-oriented phase of our company's history, we are fortunate to have executives of their caliber available to assign to some of our most critical growth initiatives.

         With the new appointments, Champion will devote more time to leading the company's strategic growth planning and playing a larger role in the development of new business ventures and strategic growth alliances.
         Youbet.com operates Youbet.com TotalAccess(TM), an Oregon-based hub for the acceptance and placement of wagers. Youbet.com is an official online wagering platform of Churchill Downs Incorporated and the Kentucky Derby. More information on Youbet.com can be found at WWW.YOUBET.COM.

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FORWARD-LOOKING STATEMENTS
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This press release contains certain forward-looking statements. Statements containing expressions such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," potential," "continue" or "pursue," or the negative or other variations thereof or comparable terminology used in Youbet's press releases and in its reports filed with the Securities and Exchange Commission are intended to identify forward-looking statements. These forward-looking statements, which are included in accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the Securities and Exchange Commission. Such factors include, without limitation, the following: the timely development and market acceptance of new products and technologies; our ability to secure additional sources of financing; our ability to control operating expenses; increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be approved in jurisdictions where Youbet currently operates; the limitation, conditioning or suspension of any of Youbet's licenses; increases in or new taxes imposed on wagering revenues; loss or retirement of key executives; and a decline in the general economy. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.